UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

BROAD STREET REALTY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09043	36-3361229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 Freedom Drive, Suite 450
Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 828-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2024 (the “Proxy Statement”). Holders of 19,630,496 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1 (Election of Directors) — The Company’s stockholders elected the following seven persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2025, or until his or her respective successor is duly elected and qualified. The following table sets forth the voting results for each director nominee:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Michael Z. Jacoby	14,974,446	1,020,694	913,200	2,722,156
Jeffrey H. Foster	15,023,492	498,082	1,386,766	2,722,156
Daniel J.W. Neal	14,944,958	576,616	1,386,766	2,722,156
Noah Shore	14,254,710	555,599	2,098,031	2,722,156
Samuel M. Spiritos	15,017,182	504,392	1,386,766	2,722,156
Jeffery C. Walraven	15,022,901	498,087	1,387,352	2,722,156
Thomas M. Yockey	15,382,325	626,728	899,287	2,722,156

Proposal 2 (Ratification of Cherry Bekaert LLP) — The Company’s stockholders approved the proposal to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The following table sets forth the voting results for this proposal:

For	Against	Abstentions
19,070,042	291,910	268,544

Proposal 3 (Advisory Vote on Executive Compensation) — The Company’s stockholders approved (on a non-binding, advisory basis) the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The following table sets forth the voting results for this proposal:

For	Against	Abstentions	Broker Non-Votes
12,084,635	2,020,090	2,803,615	2,722,156

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY, INC.

Date:	May 30, 2024	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby Chief Executive Officer